Share-based payments	6 Months Ended
Apr. 30, 2020
Text Block [Abstract]
Share-based payments
14.	Share-based payments
During the first quarter, the Bank granted 1,594,016 options with an exercise price of $74.34 per option and a weighted average fair value of $3.81 to selected employees, under the terms of the Employee Stock Option Plan. These stock options vest 50% at the end of the third year and 50% at the end of the fourth year.
 Options granted prior to December 2014 vest evenly over a four-year period.
The Bank recorded an increase to equity – other reserves of $1 million and $4 million for the three months and six months ended April 30, 2020 (April 30, 2019 – $1 million and $5 million) as a result of equity-classified share-based payment expense.